Exhibit 99.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S. C. SECTION 1350)

In connection with the Quarterly Report of J.B. Hunt Transport Services, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2002 (the “Report”), I, Jerry W. Walton, Executive Vice President, Finance and Administration, Chief Financial Officer, certify pursuant to 18 U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
(15 U.S. C. 78m or 78o(d) ); and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2002	/s/ Jerry W. Walton
Jerry W. Walton
Executive Vice President, Finance and
Administration,
Chief Financial Officer